SPDR ® INDEX SHARES FUNDS

SPDR S&P® Emerging Europe ETF

SPDR S&P Emerging Markets Dividend ETF

SPDR MSCI Emerging Markets StrategicFactorsSM ETF

SPDR MSCI World StrategicFactorsSM ETF

SPDR MSCI ACWI Low Carbon Target ETF

SPDR EURO STOXX® Small Cap ETF

(each a “Fund”)

Supplement dated December 28, 2016 to the currently effective Summary Prospectuses

Effective January 3, 2017, the following replaces the portfolio manager information in each Fund’s Summary Prospectus under the heading “Portfolio Managers” within the section entitled “Portfolio Management”:

The professionals primarily responsible for the day-to-day management of the Fund are Michael Feehily, Karl Schneider and Payal Gupta.

Michael Feehily, CFA, is a Senior Managing Director of the Adviser and the Head of Global Equity Beta Solutions in the Americas. He worked at the Adviser from 1997 to 2006 and rejoined the Adviser in 2010.

Karl Schneider, CAIA, is a Vice President of the Adviser and Deputy Head of Global Equity Beta Solutions in the Americas. He joined the Adviser in 1997.

Payal Gupta is a Vice President of the Adviser and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. She joined the Adviser in 2005.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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